                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          Amarillo Biosciences, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                           AMARILLO BIOSCIENCES, INC.
                              800 WEST 9TH AVENUE
                             AMARILLO, TEXAS 79101

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 12, 1998


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of Amarillo Biosciences, Inc. (the "Company") will be held in the Wellington Room of Wellington Square, I-40 and Georgia, Amarillo, Texas on the 12th day of May, 1998 at 10:00 A.M., local time, for the following purposes:

         1. To elect eight Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

         2. To consider and vote upon amendments to the Company's 1996 Employee Stock Option Plan to increase by 190,000 the number of shares of Common Stock reserved for issuance thereunder.

         3. To consider and vote upon amendments to the Company's Outside Director and Advisor Stock Option Plan to increase by 60,000 the number of shares of Common Stock reserved for issuance thereunder.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record as of the close of business on March 26, 1998 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 800 West 9th Avenue, Amarillo, Texas.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                                        EDWARD L. MORRIS
                                                        Secretary

Amarillo, Texas
April 15, 1998


         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                           AMARILLO BIOSCIENCES, INC.
                              800 WEST 9TH AVENUE
                             AMARILLO, TEXAS 79101

                                ----------------

                                 PROXY STATEMENT

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Amarillo Biosciences, Inc. a Texas corporation (the "Company"), for use only at the Annual Meeting of Stockholders to be held in the Wellington Room of Wellington Square, I-40 and Georgia, Amarillo, Texas on the 12th day of May, 1998, at 10:00 A.M., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was April 15, 1998.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by the execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation.

     The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein, and for proposals two and three, regarding amendments to the Company's stock option plans. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. All three proposals will be determined by a plurality of the votes of the shares of common stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, in the case of shares that are present or represented at the Meeting for quorum purposes, not voting such shares for a particular proposal, including by withholding authority on the Proxy, will not operate to prevent the passage of such proposal if it otherwise receives a plurality of the votes. Votes will be counted manually by an election judge, who will be the Company's Secretary or an Assistant Secretary, and who will execute an affidavit certifying the vote as to each proposal.


                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on March 26, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on March 26, 1998 consisted of 5,414,232 shares of Common Stock, each entitled to one vote. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock, representing a majority of the number of votes entitled to be cast.


                             PRINCIPAL STOCKHOLDERS

     The following table sets forth the number of shares of Common Stock beneficially owned as of March 1, 1998, by each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

                                                                            NUMBER OF SHARES       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                       BENEFICIALLY OWNED          CLASS
------------------------------------                                       ------------------      -------------
Hayashibara Biochemical Laboratories, Inc. ...........................          1,232,856              22.8%
Dr. Joseph M. Cummins.................................................            684,784(1)           12.7%
Mesa, Inc. ...........................................................            315,120               5.8%
Mochida Pharmaceutical Co., Ltd. .....................................            300,000               5.5%

------------
(1) Includes an aggregate of 343,918 shares of Common Stock held by Joseph Cummins as trustee under certain trusts for the benefit of his children and 9,590 shares owned by Dr. Cummins' wife.

          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

     The following table sets forth, as of March 1, 1998, beneficial ownership of shares of Common Stock of the Company by each director, each of certain executive officers and all directors and executive officers as a group.

                                                                        TOTAL NUMBER OF SHARES     PERCENTAGE OF
                                                                             BENEFICIALLY           COMMON STOCK
NAME                                                                            OWNED                  OWNED
----                                                                    ----------------------     -------------
Joseph Cummins.......................................................            684,784(1)             12.7%
Dennis Moore.........................................................            149,616                 2.8%
James Cook...........................................................             66,600(2)              1.2%
Katsuaki Hayashibara.................................................             48,240                 1.0%
Stephen Chen.........................................................              1,800                  *
Thomas D'Alonzo......................................................              1,000                  *
Brian McLean.........................................................                 --                  --
James Page...........................................................                 --                  --
Total Group (all directors and executive                                         952,040                17.6%
     officers - 8 persons)...........................................

--------------
* Less than 1%
(1) Includes an aggregate of 343,918 shares of Common Stock held by Joseph Cummins as trustee under certain trusts for the benefit of his children and 9,590 shares owned by Dr. Cummins' wife.
(2)  All of such shares are owned jointly with Mr. Cook's wife.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Eight directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The By-Laws of the Company permit the Board of Directors to fix the number of directors at no less than one nor more than thirty persons and the Board of Directors has fixed the number of directors at eight persons. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which first elected a director of the Company and certain other information concerning each of the nominees.

     The name of, and certain information with respect to, all directors, executive officers and all persons nominated or chosen to become a director are as follows (all of the following have been nominated to serve as directors):

                                                   DIRECTOR
  NAME AND AGE                                      SINCE          PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
  ------------                                     --------        --------------------------------------------
Joseph Cummins, DVM, PhD (1)(3), 55............      1984      Chairman of the Board of the Company since
                                                               June 1984. Has served as President of the
                                                               Company since December 1994 and as Chief
                                                               Financial Officer since October 1997. Received
                                                               a PhD degree in microbiology from the
                                                               University of Missouri in 1978 and a doctor of
                                                               veterinary medicine degree from Ohio State
                                                               University in 1966.

Thomas D'Alonzo (1)(2), 54.....................      1997      Joined Pharmaceutical Product Development,
                                                               Inc. as President and Chief Operating Officer
                                                               and member of the Board of Directors in
                                                               October 1996. Previously served as President
                                                               and Chief Executive Officer of Genvec, Inc., a
                                                               gene therapy biotech company from 1993 to
                                                               1996. Held various management positions
                                                               including President with Glaxo, Inc. from 1983
                                                               to 1993. Serves on the Board of Directors of
                                                               Goodmark, Inc., a publicly traded company
                                                               listed on NASDAQ.

Stephen Chen, PhD (2)(4), 48...................      1996      President and Chief Executive Officer of STC
                                                               International, Inc., a health care investment
                                                               firm, since May 1992. From August 1989 to
                                                               May 1992, Director of Pharmaceutical Research
                                                               and Development for the Ciba Consumer
                                                               Pharmaceuticals Division of Ciba-Geigy.

James Cook (1)(3), 63..........................      1988      President and Chief Executive Officer of the
                                                               First National Bank of Arvada since January
                                                               1992 and from April 1987 to December 1991,
                                                               Executive Vice President of First National Bank
                                                               of Amarillo.

Katsuaki Hayashibara (3)(4), 54................      1994      Named Director of the Overseas Business
                                                               Development Division of Hayashibara
                                                               Company, Ltd. in January 1997. Served as
                                                               Director of Research and Development for
                                                               Hayashibara Biochemical Laboratories, Inc.
                                                               since 1988.

                                                   DIRECTOR
  NAME AND AGE                                      SINCE          PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
  ------------                                     --------        --------------------------------------------
Brian McLean, MD (3), 38.......................      1996      Partner in a New York venture capital firm. From
                                                               1991 to 1996, staff anesthesiologist with Tarzana
                                                               Regional Medical Center. Received a MBA
                                                               degree in 1992 and an MD degree in 1987 from UCLA

Dennis Moore, DVM (1)(4), 51...................      1986      Doctor of veterinary medicine since 1972 and was in
                                                               private practice from 1972 to 1995. Management of
                                                               personal investments since 1995.

James Page, MD (1)(2), 71......................      1996      Prior to retiring in 1991 as a Vice President with
                                                               Adria Laboratories, Inc., held various upper
                                                               management level positions with Carter Wallace,
                                                               Inc., Merck Sharpe & Dohme Research Laboratories
                                                               and Wyeth Laboratories.

-------------
(1)  Member of the Executive Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Finance Committee.
(4)  Member of the Audit Committee.


                                  PROPOSAL TWO

                            APPROVAL OF AMENDMENTS TO
                  THE COMPANY'S 1996 EMPLOYEE STOCK OPTION PLAN

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon an amendment to the Company's 1996 Employee Stock Option Plan (the "Stock Option Plan"). The amendment was adopted by the Company's Board of Directors on December 14, 1997, subject to shareholder approval.

     The purpose of the amendment is to increase the number of shares of the Company's Common Stock reserved for issuance under the Stock Option Plan from 200,000 to 390,000. This amendment will involve an increase of 190,000 shares of Common Stock available for distribution.

     The purpose of the Stock Option Plan is to closely associate the interests of the management of the Company and its subsidiaries and affiliates with those of the shareholders by reinforcing the relationship between participants' rewards and shareholder gains, provide management with an equity ownership in the Company commensurate with Company performance, maintain competitive compensation levels, and provide an incentive to management for continuous employment with the Company. The Board of Directors believes that this increase is necessary for the Company to remain competitive in the recruitment, motivation and retention of its employees, and recommends that the shareholders approve this proposal.

     The shares awarded to employees of the Company under the Stock Option Plan come from authorized but unissued shares of Common Stock. Without the 190,000 shares that are the subject of this proposal, there are a total of 200,000 shares of the Company's Common Stock authorized for issuance upon the exercise of options granted under the Stock Option Plan. As of March 31, 1998, no shares of Common Stock had been purchased upon the exercise of options issued under the Stock Option Plan and a total of 48,500 shares of Common Stock were subject to outstanding options that have been granted pursuant to the Stock Option Plan.

Description of the Stock Option Plan

     Following is a summary description of the Stock Option Plan:

     General. The purpose of the Stock Option Plan is to serve as an incentive to employees for continuous employment with the Company, to maintain competitive compensation levels for employees and to more closely align the interests of shareholders and employees of the Company.

     Awards under the Stock Plan are in the form of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Limited stock appreciation rights ("Limited Rights") relating to such ISOs may be granted. At present, an aggregate of 200,000 shares of Common Stock are reserved for issuance upon the exercise of ISOs granted under the Stock Option Plan. If the amendments described herein are approved, an aggregate of 390,000 shares of Common Stock will be reserved for issuance upon the exercise of ISOs under the Stock Option Plan.

     Administration. The Stock Option Plan is administered by a committee of at least two directors of the Company (the "Committee"), which has the authority in its sole discretion to grant ISOs and Limited Rights to eligible employees, to determine the timing and amount of such awards, to impose limitations, restrictions and conditions upon such awards and to interpret the Stock Option Plan and related rules and agreements.

     Eligibility. Employees of the Company are eligible to receive grants of options under the Stock Option Plan. Directors who are not otherwise employed by the Company are not considered to be "employees" of the Company for purposes of the Stock Option Plan. As of March 31, 1998, approximately seven (7) employees were eligible to receive grants under the Stock Option Plan.

     Options. All ISOs granted to employees who do not possess more than 10% of the total combined voting power of all classes of stock of the Company will be exercisable at a price equal to 100% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 20% per year, commencing on the first anniversary of the date of grant. All ISOs granted to greater than 10% shareholders will be exercisable at a price equal to 110% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 25% per year, commencing on the first anniversary of the date of grant. The aggregate fair market value of the shares covered by ISOs granted under the Stock Plan that become exercisable by a holder for the first time in any calendar year is subject to a $100,000 limit. The maximum number of shares of Common Stock with respect to which ISOs may be granted in any one year to any employee shall not exceed 50,000.

     ISOs granted to employees who are not 10% shareholders must be exercised prior to the expiration of ten years from the date of grant and ISOs granted to 10% shareholders must be exercised prior to the expiration of five years from the date of grant. ISOs are exercisable only during the holder's employment, and, in the case of involuntary termination of the employee, for a period of up to 90 days after the termination of such holder's employment to the extent the ISOs were exercisable at the date of termination or become exercisable within the 90 days after termination of employment. However, in the case of the termination of an optionee's employment by reason of his disability or retirement, the ISOs held by him may be exercised for a period of 36 months after such termination to the extent the ISOs were exercisable at the date of termination. In the case of the death of an optionee, any ISO exercisable on the date of the employee's death may be exercised by the employee's estate or beneficiaries if such exercise occurs within the remaining term of the option but in no event after one year after the employee's death. The Stock Plan provides that ISOs may not be transferred other than by will or the laws of descent and distribution.

     Concurrently with or subsequent to the award of any ISO, the Committee may award a Limited Right with respect to each ISO permitting the optionee to be paid the appreciation on the Common Stock in lieu of (but not in addition to) exercising the ISO. A Limited Right is fully exercisable and must be exercised immediately preceding or simultaneously with a Change in Control (as defined in the Stock Option Plan), except that if a Change of Control occurs without notice to the holder of the Limited Right or an opportunity by the holder of the Limited Right to exercise it, the Limited Right must be exercised as soon as practicable after the Change of Control occurs.

     Any shares of Common Stock subject to an option which has been terminated unexercised or expires shall again be available for issuance under the Stock Option Plan, except that shares subject to an option which are not issued because the optionee has elected to be paid upon the exercise of a related Limited Right shall not again be available for issuance under the Stock Option Plan.

     Amendments and Termination. The Committee may amend, alter or terminate the Stock Option Plan at any time. However, without shareholder approval no such amendment, alteration or termination may be made that (i) increases the number of shares of Common Stock issuable under the Stock Option Plan, (ii) extends the period during which any award may be granted or exercised, or (iii) extends the term of the Stock Option Plan.

     Federal Income Tax Consequences. The grant of an ISO has no immediate federal income tax consequences to the optionee or the Company. The exercise of an ISO while the optionee is an employee or within three months after termination of employment generally has no immediate tax consequences to the Company or the optionee. If the optionee is subject to the alternative minimum tax, however, the exercise of an ISO would result in an increase in the optionee's alternative minimum taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If an optionee holds the shares acquired pursuant to the exercise of an ISO for the required holding period, the optionee generally recognizes long-term capital gain or loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the exercise price of the shares. In such a case, the Company is not entitled to a deduction in connection with the grant or exercise of the ISO or the sale of shares acquired pursuant to such exercise. If, however, an optionee exercises an ISO more than three months after termination of employment or disposes of the shares prior to the expiration of the required holding period, the optionee generally recognizes ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the shares, and the excess generally would be treated as long-term or short-term capital gain. The required holding period is the longer of two years from the date the option was granted and one year after the date of issuance of the shares upon the exercise of the option.

     Option Grants. The following table sets forth, as of March 31, 1998, the total number of unexercised options granted under the Stock Option Plan to the Company's Chairman of the Board, President and Chief Executive Officer and all employees, including all current officers who are not executive officers, as a group.

                                                                         NUMBER OF SHARES
                                                                            SUBJECT TO          AVERAGE PER SHARE
NAME                                                                      OPTIONS GRANTED        EXERCISE PRICE
----                                                                     ----------------       -----------------
Joseph M. Cummins.................................................               14,500              $4.91(1)
All current employees as a group [eight (8) persons]..............               48,500              $4.60

--------------
(1) The average fair market value of the Common Stock on the date of grant was $4.46.

     Over the term of the Stock Option Plan, up to March 31, 1998, a total of 63,500 options had been granted and 15,000 options had been canceled.

     Options outstanding under the Stock Option Plan have expiration dates ranging from August 8, 2001 to September 7, 2007.

     The amendment to the Stock Option Plan, which has been adopted by the Company's Board of Directors and which will be voted upon by the shareholders at the annual meeting of the Company, is as follows:

     Section 1.05, Aggregate Limitation on Awards, Subparagraph (a): In the second sentence of this Subparagraph, the number "two hundred thousand (200,000)" shall be amended to read, "three hundred ninety thousand (390,000)."

     The foregoing amendment shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1998 annual meeting of Shareholders of ABI.

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY 1996 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL THREE

                            APPROVAL OF AMENDMENT TO
          THE COMPANY'S OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon an amendment to the Company's Outside Director and Advisor Stock Option Plan (the "Directors Plan"). The amendment was adopted by the Company's Board of Directors on December 14, 1997, subject to shareholder approval.

     The purpose of the amendment is to increase the number of shares of the Company's Common Stock reserved for issuance under the Directors Plan from 150,000 to 210,000. This amendment will involve an increase of 60,000 shares of Common Stock available for distribution.

     The purpose of the Directors Plan is to closely associate the interests of the outside directors and scientific advisors of the Company and its subsidiaries and affiliates with those of the shareholders by reinforcing the relationship between participants' rewards and shareholder gains, provide outside directors and scientific advisors with an equity ownership in the Company commensurate with Company performance, and provide an incentive to outside directors and scientific advisors for continuous association with the Company. The Board of Directors believes that this increase is necessary for the Company to remain competitive in the recruitment, motivation and retention of its outside directors and scientific advisors and recommends that the shareholders approve this proposal.

     The shares of Common Stock of the Company under the Directors Plan come from authorized but unissued shares of Common Stock. Without the 60,000 shares that are the subject of this proposal, there are a total of 150,000 shares of the Company's Common Stock authorized for issuance upon the exercise of options granted under the Directors Plan. As of May 31, 1998, no shares of Common Stock had been purchased upon the exercise of options issued under the Directors Plan and a total of 140,000 shares of Common Stock were subject to outstanding options that have been granted pursuant to the Directors Plan.

Description of the Directors Plan

     Following is a summary description of the Directors Plan:

     General. The purpose of the Directors Plan is to provide an incentive to outside directors and members of the Company's Scientific Advisory Board ("Advisors") for continuous association with the Company and to reinforce the relationship between participants' rewards and shareholder gains. As of March 31, 1998, approximately seven outside directors and seven Advisors were eligible to receive grants under the Directors Plan.

     Awards under the Directors Plan are in the form of so-called non-qualified stock options and Limited Rights relating to such options. At present, an aggregate of 150,000 shares of Common Stock are reserved for issuance upon exercise of options granted under the Directors Plan. If the amendments described herein are approved, an aggregate of 210,000 shares of Common Stock will be reserved for issuance upon the exercise of stock options under the Directors Plan. Options under the Directors Plan may be granted only to directors or Advisors who are not officers or employees of the Company.

     Administration. The Directors Plan is administered by a Committee consisting of at least two directors of the Company which has the authority, in its sole discretion, to interpret the Directors Plan, to adopt, amend and rescind rules and regulations relating to the Directors Plan, to designate the directors and Advisors eligible to participate in the Directors Plan, grant awards provided in the Directors Plan, and to otherwise administer the Plan.

     Options. Under the Directors Plan, each Outside Director is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person becomes an Outside Director, and each Advisor is automatically granted an option to purchase 5,000 shares of Common Stock on the date such person first becomes an Advisor. The Directors Plan provides that the Committee shall have the authority to designate Directors and Scientific Advisors eligible to participate in the Directors Plan, to grant awards provided in the Directors Plan as determined by the Committee, and to impose such restrictions, limitations and conditions upon such awards as the Committee shall deem appropriate. All options granted under the Directors Plan will be exercisable at a price equal to 100% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 20% per year, commencing on the first anniversary of the date of grant. Options must be exercised prior to the expiration of ten years from date of grant.

     Amendments and Termination. The Committee may without action by the shareholders amend the Directors Plan or awards thereunder in response to changes in securities or other applicable laws or to comply with stock exchange rules or requirements. Without shareholder approval, the Committee may not extend the period during which an option or Limited Right may be exercised or extend the term of the Directors Plan. The Company is required to obtain shareholder approval of other amendments, including any increase in the number of shares of Common Stock issuable under the Directors Plan, to the extent required by applicable laws or the exchange on which the Common Stock is listed.

     Transferability. Unless otherwise provided in an agreement with the optionee, options under the Directors Plan may not be transferred other than by will or the laws of descent and distribution. If the option agreement so provides, options and Limited Rights may be transferred by the holder to Permitted Transferees (generally a member of the optionee's immediate family, trusts for the benefit of such family members and family partnerships) so long as there is no consideration for the transfer. The provisions of the Directors Plan relating to exercisability of outstanding options after the optionee's termination of association with the Company by virtue of his death, disability or involuntary termination and the exercise of Limited Rights are the same as the provisions of the Stock Option Plan relating thereto.

     Federal Income Tax Consequences. The grant of a non-qualified stock option does not result in taxable income to the holder of the option, or in a deduction by the Company. The tax consequences are determined generally at the time the optionee exercises the non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary income in an amount equal to the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the option. The

Company is entitled to a deduction in an amount equal to the amount that was includable in the optionee's gross income.

     Option Grants. The following table sets forth, as of March 31, 1998, the total number of unexercised options granted under the Directors Plan to all current directors of the Company who are not executive officers as a group, each nominee for election as a director and each other person who received or is to receive five percent (5%) of such options. Pursuant to the terms of the Plan, options may only be granted to outside directors and Advisors.


                                                                           NUMBER OF SHARES
                                                                              SUBJECT TO         AVERAGE PER SHARE
NAME                                                                        OPTIONS GRANTED        EXERCISE PRICE
----                                                                       ----------------      ------------------
All current directors who are not executive officers
(seven persons).......................................................           105,000                   $4.60
Each other person who received or is to receive 5% of the
options under the Directors Plan: None

     Over the term of the Directors Plan, up to March 31, 1998, a total of 140,000 options had been granted and no options had been canceled.

     Options outstanding under the Directors Plan have expiration dates ranging from August 8, 2006 to September 7, 2007.

     The amendment to the Directors Plan, which has been adopted by the Company's Board of Directors and which will be voted upon by the shareholders at the annual meeting of the Company, is as follows:

     Section 1.04, Aggregate Limitation on Awards, Subparagraph (a): In the second sentence of this Subparagraph, the number "one hundred fifty thousand (150,000)" shall be changed to read "two hundred ten thousand (210,000)."

     The foregoing amendment shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1998 annual meeting of shareholders of ABI.

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY DIRECTOR AND ADVISOR STOCK OPTION PLAN.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires directors and officers of the Company and persons who own more than 10 percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

     During 1996, Hayashibara Biochemical Laboratories, Inc., a 10% shareholder of the Company, did not file a Form 4 (Statement of Changes in Beneficial Ownership) within the time required by Section 16(a) of the Exchange Act. The subject transaction was reported on the Form 5 statement for 1997, Schedule 13G was timely filed in 1996, and the holdings were correctly reported in the Company's 1996 10-KSB, and in the 1996 Annual Report to Shareholders and Proxy Statement.

     Other than mentioned above, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 1997, all filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. Nine meetings of the Board of Directors, and four meetings of the Executive Committee of the Board of Directors, were held during 1997. The only incumbent director who attended fewer than 75% of the meetings of the Board of Directors, and meetings of Committees of the Board on which he served, was Brian McLean.

AUDIT COMMITTEE AND COMPENSATION COMMITTEE

     The Company has standing Audit and Compensation Committees of the Board of Directors.

     The Audit Committee consists of Stephen Chen, Katsuaki Hayashibara and Dennis Moore. The function of the Audit Committee is to serve as an advisory committee to the Board of Directors of the Company; to review financial statements and other reports prepared by the Company and any reports or other communications rendered by the Company's independent certified public accounts and to coordinate with the accountants any matters raised from time to time by the accountants; to meet with the representative of the Company's independent certified public accountants at least annually; and to take under advisement any matters referred by the accountants. The Audit Committee met one time during 1997.

     The Compensation Committee consists of Stephen Chen, Thomas D'Alonzo, and James Page. The function of the Compensation Committee is to serve as an advisory committee to the Board of Directors of the Company regarding all matters of director, officer and employee compensation, and to report to the Board of Directors from time to time as they might deem necessary, with any recommendations for changes in level of compensation or fringe benefits for officers, directors or employees; and to serve as an executive committee of the Board of Directors of the Company with full authority to administer and to effectuate the terms and provisions of the Company's 1996 Employee Stock Option Plan and the Company's Outside Director and Advisor Stock Option Plan, and when acting in such capacity, the Compensation Committee constitutes the "Committee" referred to in each respective Plan, and has full authority to discharge all discretionary and non- discretionary duties assigned to the "Committee" in each respective Plan. The Compensation Committee met two times in 1997.

     The Company does not have a nominating committee.

                  DIRECTORS' FEES AND COMPENSATION DURING 1997

                                                        Cash Compensation               Security Grants
                                               -------------------------------          ---------------
                                                                                           NUMBER OF
                                                                                           SECURITIES
                                               MEETING             CONSULTING              UNDERLYING
NAME                                           FEES (1)             FEES (2)                OPTIONS
----                                           --------            ----------           ---------------
Stephen Chen, Ph.D.                            $  4,000             $  41,400                  5,000
James Cook                                        4,000                 5,000                  5,000
Thomas D'Alonzo                                   3,000                 2,000                 15,000
Katsuaki Hayashibara                              4,000                    --                  5,000
Brian McLean, M.D.                                3,000                 1,000                  5,000
Dennis Moore, D.V.M.                              4,000                 8,200                  5,000
James Page, M.D.                                  4,000                 5,400                  5,000

------------
(1) Each director receives a fee of $1,000 for in-person attendance at each regular directors' meeting, and $250 for participating in a regularly scheduled directors' meeting by conference telephone, but does not receive any additional compensation for service on committees of the Board of Directors. Officers of the Company do not receive additional compensation for serving as directors.
(2) Each director receives $1,200 per day for employment on special projects or assignments, prorated for partial days.


                             EXECUTIVE COMPENSATION

     The following table presents the compensation paid by the Company to the named executive officers for 1995 through 1997.


                                      SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                               Annual Compensation
                                                              ------------------------------------------------------
NAME AND PRINCIPAL POSITION                    YEAR             SALARY            BONUS          OTHER COMPENSATION
---------------------------                    ----             ------            -----          ------------------
Dr. Joseph Cummins, Chairman
     of the Board, President and Chief
     Executive Officer....................     1997           $ 120,000         $  20,000          $   12,000 (3)
                                               1996             120,000                --             252,000 (4)
                                               1995             120,000               500                  --
Charles Hughes, Executive Vice-
     President and Chief Financial
     Officer (1)..........................     1997             147,435 (2)            --              10,333 (3)
                                               1996              75,000            10,000             157,575 (5)
                                               1995              75,000                --                  --

--------------------
(1) Mr. Hughes terminated his employment with the Company on September 8, 1997.
(2)   Includes both 1997 salary, and all severance payments.
(3)   Represents a Company contribution to the Simplified Employee Pension Plan.
(4) Represents the value of 30,000 shares of Common Stock issued at $5.00 per share and payment of withholding tax requirements in settlement of restricted stock grants and a Company contribution of $12,000 to the Simplified Employee Pension Plan.
(5) Represents the value of 19,000 shares of Common Stock issued at $5.00 per share and payment of withholding tax requirements in settlement of restricted stock grants and a Company contribution of $7,500 to the Simplified Employee Pension Plan.

                              OPTION GRANTS IN 1997

     The following table sets forth certain information relating to options granted in 1997 to the executive officers named above, to purchase shares of Common Stock of the Company.

                                            NUMBER OF SHARES
                                            OF COMMON STOCK         % OF TOTAL
                                               UNDERLYING        OPTIONS GRANTED      EXERCISE OR
                                                OPTIONS            TO EMPLOYEES       BASE PRICE      EXPIRATION
NAME                                          GRANTED (#)            IN 1997            ($/SH)           DATE
----                                       -----------------     ---------------      -----------     ----------
Joseph Cummins...........................        7,000                30.4%           $4.27 (1)       09/07/2002
--------------

(1) The fair market value of the Common Stock on the date of the grant was $3.875 per share.


                AGGREGATED OPTION EXERCISES AT DECEMBER 31, 1997
                           AND YEAR-END OPTION VALUES

     The following table sets forth information for the executive officers named above, regarding the exercise of options during 1997 and unexercised options held at the end of 1997.

                                                               NUMBER OF SHARES OF        VALUE OF UNEXERCISED
                                                             COMMON STOCK UNDERLYING          IN-THE-MONEY
                                  SHARES                      UNEXERCISED OPTIONS AT           OPTIONS AT
                                ACQUIRED ON      VALUE       DECEMBER 31, 1997 (#)       DECEMBER 31, 1997 ($) (1)
NAME                            EXERCISE (#)   REALIZED ($)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                            ------------   ------------ --------------------------- ---------------------------
Joseph Cummins                       --             --           --     /    14500          --     /      6860

------------
(1) Calculated based on the closing price of the Common Stock ($5.25) as reported by NASDAQ on December 31, 1997.


                              CERTAIN TRANSACTIONS

     The Company has relied significantly on HBL, the largest shareholder of the Company, for a substantial portion of its capital requirements. From 1989 to 1996, HBL provided an aggregate of $9,000,000 of funding pursuant to a Joint Development and Manufacturing/Supply Agreement (the "Development Agreement"), purchased from the Company an aggregate of 661,620 shares of Common Stock for a total purchase price of $2,444,300 and made loans to the Company aggregating $3,600,000, of which $1,000,000 loaned after March 31, 1996 was repaid simultaneously with the consummation of the IPO. As of December 31, 1997, the outstanding amount of the Company's indebtedness to HBL (including accrued interest) was $2,691,356. HBL owns 1,232,856 shares, approximately 23% of the Company's Common Stock. In addition to the Development Agreement, HBL and the Company are parties to various license and manufacturing and supply agreements pursuant to which the Company licenses certain technology to or from HBL and HBL supplies formulations of its IFN[alpha] to the Company.

     Pursuant to a Stock Purchase Agreement entered into in September 1987 between the Company and Mesa, Inc. ("Mesa"), which owns 315,120 shares of Common Stock, the Company has agreed that for as long as Mesa is a shareholder of the Company, the Company shall not without the prior written approval of Mesa engage in any repurchase or redemption of its issued and outstanding shares of Common Stock, unless such repurchase or redemption is offered, pro rata, to all then existing shareholders.

     During the years ended December 31, 1997 and 1996, the Company paid $88,000 and $81,600, respectively, for legal services rendered by Morris, Moore, Moss and Douglass, P.C. Edward Morris, the Secretary of the Company, is a member of such firm.

     Although the Company believes that the foregoing transactions were on terms no less favorable to the Company than would have been available from unaffiliated third parties in arm's length transactions, there can be no assurance that this is the case. All future transactions and loans between the Company and its officers, directors and 5% shareholders will be on terms no less favorable to the Company than could be obtained from independent third parties. There can be no assurance, however, that future transactions or arrangements between the Company and its affiliates will be advantageous, that conflicts of interest will not arise with respect thereto or that if conflicts do arise, that they will be resolved in favor of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP serve as the Company's independent public accountants. A representative of that firm is expected to be present at the annual shareholders' meeting, will have an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the Company's proxy statement for the 1999 annual meeting of stockholders provided they are received by the Company no later than December 17, 1998, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                     GENERAL

     So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

                              COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to the principals at the expense of the Company.


                                                              EDWARD L. MORRIS
                                                              Secretary

 8888 COMMON STOCK                                                    PROXY

                           AMARILLO BIOSCIENCES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 12, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Revoking any such prior appointment, the undersigned, a stockholder of Amarillo Biosciences, Inc., hereby appoints Joseph M. Cummins and James Cook, and each of them, attorneys and agents of the undersigned with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held in the Wellington Room, Wellington Square, I-40 and Georgia, Amarillo, Texas on May 12, 1998 at 10:00 A.M. local time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND
(3), AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                IF HELD JOINTLY

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such if a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                          AMARILLO BIOSCIENCES, INC.

                                 MAY 12, 1998




              o Please Detach and Mail in the Envelope Provided o

    Please mark your
    votes as in
[X] this example.
                                                                                                               FOR  AGAINST ABSTAIN
1. Election of    FOR   WITHHELD       Nominees: Stephen Chen           2.  Approval of amendments to the      [ ]    [ ]     [ ]
   Directors:                                    James Cook                 1996 Employee Stock Option Plan
                  [ ]     [ ]                    Joseph Cummins
                                                 Tom D'Alonzo           3.  Approval of amendments to the      [ ]    [ ]     [ ]
   (INSTRUCTION: To withhold authority           Katsuaki Hayashibara       Outside Director and Advisor
   to vote for any individual nominee,           Brian McLean               Stock Option Plan
   write that nominee's name in the              Dennis Moore
   space provided below)                         James Page             4.  Upon any other matters which may properly come before
                                                                            the meeting or any adjournments thereof.
   -----------------------------------

                                                                        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                                        USING THE ENCLOSED ENVELOPE.




Signature                                        Signature                                         Dated:               , 1998
         -------------------------------------             -------------------------------------         ---------------
                                                                      IF HELD JOINTLY

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.